EnerCom's The Oil & Gas Conference 18 August 12, 2013 Exhibit 99.1 ®

Forward Looking Statements
NYSE: HNR www.harvestnr.com

Cautionary Statements:
Certain statements in this presentation are forward-looking and are based upon Harvest’s current belief as to the outcome and timing of future events.  All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest’s outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995.  Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest’s concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest’s Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest’s actual results and plans could differ materially from those expressed in the forward-looking statements.  Harvest undertakes no obligation to publicly update or revise any forward-looking statements.
Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company.  Investors are urged to consider closely the disclosure in our 2012 Annual
Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC’s website at www.sec.gov.
Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

About Harvest
NYSE: HNR www.harvestnr.com

Market Data
Exchange/Ticker NYSE: HNR
Market Capitalization * $ 174  MM
Enterprise Value $ 243  MM
Cash (06/30/2013) $  9.8  MM
Debt  (06/30/2013) $   79  MM
Shares Outstanding 39.5  MM
Institutional Ownership 75%
*
As of  August 7,  2013

Highlights
NYSE: HNR www.harvestnr.com

Venezuela continues strong production growth
Up 16% in 2012
Current production 43,000 bopd, up 19% vs. 2012 average
“2 for 2” Exploration in pre-salt offshore Gabon
Ruche discovery in 2011
Tortue discovery in 2013
49 million bbl oil discovered on block
Large scale outboard potential identified
Proven hydrocarbon system onshore Indonesia
Oil and gas encountered in two exploration wells
3
rd
well expected to spud 1 Q 2014
Process underway for Gabon and Indonesia farmout/sale
Colombia entry
st

Venezuela - Petrodelta
NYSE: HNR www.harvestnr.com

32% Equity Interest in Petrodelta
Six fields, 9.9 billion barrels of gross
oil-in-place
Growth underway
Current production rate of 43,000
bopd
Successful development program
ongoing in Temblador, Isleño and
El Salto
El Salto producing 20,000 bopd
Isleño producing 2,200 bopd from
three horizontal wells
Five drilling rigs operating plus one
new rig assembling on location
Operations generating solid
financial performance
2012 CFO of $248 million (gross)
$84 million in dividends (net to HNR)
received since 2008
$9.8 million (net to HNR) in dividends
declared and receivable
Cash Surplus Jan 2010 - 2013 Q2:
$90 million net to HNR 32% interest
2009 2010 2011 2012 2013 1H
Cash From Operations ($MM, Gross) 140 192 196 248 126
Production (MMBOE, Gross) 8.6 8.9 11.8 13.5 7.1
Proved Reserves (MMBOE, net to Harvest) 46.3 50.0 43.3 38.4 36.9
2P Reserves (MMBOE, net to Harvest) 83.3 103.6 103.8 100.2 98.7
3P Reserves (MMBOE, net to Harvest) 224.3 220.6 210.5 204.6 203.1
South Monagas Unit (SMU):
New Fields: El Salto, Temblador, Isleño
Total Area Petrodelta’s Fields:  1000.03 Km
Uracoa, Tucupita, Bombal
2

Petrodelta Production
NYSE: HNR www.harvestnr.com

# of Drilling Rigs
New Fields SMU
Production Outlook
2004        2005         2006         2007          2008        2009          2010          2011      2012          2013
2013 Outlook
41,300 BOPD average full year
38,211 BOPD average Q2 2013
43,000 BOPD current
$210 million Capex for 2013
New fields Infrastructure
6 rigs at year-end for development wells
25 new oil wells
60
50
40
30
20
10
0
6
5
4
3
2
1
0
Conversion Process

Petrodelta Reserves Valuation
NYSE: HNR www.harvestnr.com

(1)  Net to HNR after 33.33% royalty
At December 31, 2012
Six fields with 9.9 billion barrels gross OOIP
38.4 million BOE net Proven, 166.2 million BOE net Probable and Possible
2013 Drilling Program at El Salto, Temblador and Isleño fields will continue to drive reserve additions and increase production
Petrodelta Reserves Value
(After Tax (2) - Net to HNR 32% Interest
)
(2) After Venezuelan Income Taxes but before U.S. Income Taxes
1,600
1,800
1,200
1,400
800
1,000
600
400
200
0
NPV10
@ WTI = $50/BBL
NPV10
@ WTI = $70/BBL
NPV10
@ WTI = $100/BBL
Possible
Probable
Proved
Ryder Scott reserve report @ 12/31/2012
WTI = $94.2/BBL, Petrodelta oil price = $95.9/BBL
(Net to Harvest Natural Resources 32% Interest and
net of 33.33% royalties)
Net Resource Base (1) Proved          Probable
Oil, MMBBL 34.5 54.7 99.5
Gas, BCF 23.2 42.9 29.4
Total, MMBOE 38.4 61.8 104.4
Proved 2P 3P
Reserves (MMBOE) (1) 38.4 100.2 204.6
After –
Tax PV10 ($MM):
As of 12/31/2012: 450 917 1,647
Per BOE $11.7 $9.2 $8.1
Possible

Gabon – Dussafu Block
NYSE: HNR www.harvestnr.com

GABON
Lucina
Etame
Yombo
Ruche
Walt
Whitman
Moubenga
GMC-1X
Tortue
Avouma
Ebouri
North
Tchibala
South Tchibala
HNR PROPERTIES
GAMBA PROSPECTS/LEADS
OTHER PROSPECTS/LEADS
OIL FIELDS
GAS DISCOVERY
680,000 acre PSC, Offshore Gabon
66.667% operated interest
49 MMBO mean contingent resources
discovered
3   Exploration Period
•
Extends to May 27, 2016
•
Work commitments completed
Key HNR Activities to Date
Tortue Discovery (2013)
•
28 MMBO Mean Contingent Resources
Ruche Discovery (2011)
•
14 MMBO Mean Contingent Resources
Development planning nearing completion
•
POD to be submitted 3Q 2013
Central Dussafu 3D acquired 2011
•
Final PSDM processing complete
Outboard 3D Seismic planned 2013
•
Large Dentale structures seen on 2D
•
Analogous to nearby Diaman prospect
currently being drilled by Total
rd

NYSE: HNR www.harvestnr.com

Tortue Exploration Well DTM-1
Oil discovery in pre-salt Gamba and Dentale
reservoirs, 53m net pay
Appraisal sidetrack DTM-1 ST1, 20m net pay
in Dentale
Well suspended pending future appraisal and
development studies
DTM-1
Gamba
Structure
Dentale
Structure
DTM-1 ST1
N
Tortue Marin-1
Reservoir
STOIIP (MMBO)
Contingent
Resources
(MMBO)
Mean P10 Mean P10
Gamba 24 42 9 16
Dentale 72 129 19 39
Total 96 171 28 55
Dussafu – Tortue Discovery

Dussafu - Ready for Development
NYSE: HNR www.harvestnr.com

Work-In-Progress
Subsurface engineering
Project and facilities engineering
Logistics planning
Well completion design
Equipment selection
Expect FEED complete 3Q 2013
First production by mid 2015
Project sanction by partners 2013
Long lead items to be ordered
Declaration of commerciality
Initial Tortue wells drilled in 2014
FPSO installed 1Q 2015
Continued development through
2015-16
Well and facility layout for sub-sea tiebacks
to FPSO located at Tortue Field

Dussafu Resource Potential
NYSE: HNR www.harvestnr.com

Resource Type Mean MMBO
Contingent Resource 49
13 Prospects (unrisked) 201
16 Leads (unrisked) 765
TOTAL 1015
Name
Formation
Unrisked
STOIIP
Unrisked
Recoverable
Reserves
Overall
Lead/Prospect
COS
Oil/Condensate  (MMBBl)
P10 Mean P10 Mean
2 Tchibobo NE Gamba 43 25 14 8 40%
2 Tchibobo NE Mid Dentale 109 60 33 18 40%
12 Moubenga East Gamba 113 70 38 23 35%
12 Moubenga East Mid Dentale 145 64 33 14 12%
11 Moubenga updip Gamba 34 23 11 8 29%
13 Bougainvillea N amplitude Gamba 48 28 16 9 52%
14 Bougainvillea N NW amplitude Gamba 26 19 9 6 45%
8 Hibiscus Updip Gamba 39 23 13 7 30%
9 Mupale Gamba 118 70 39 22 28%
9 Mupale Mid Dentale 107 51 25 11 27%
10 Hibiscus North Gamba 144 74 47 24 26%
10 Hibiscus North Mid Dentale 94 41 21 9 16%
23 Gamba 59 40 20 13 34%
23 Mid Dentale 46 23 11 5 41%
25 NW Walt Whitman Gamba 32 20 11 7 39%
28 West M'Bya Gamba 28 19 9 6 35%
38  SE Walt Whitman Gamba 22 14 7 5 39%
39  SSE Walt Whitman Gamba 30 19 10 6 39%
3 Tchibobo N West Gamba 112 53 37 17 18%
4 Tchibobo N NW Gamba 39 19 13 6 18%
6 Dussafu West Gamba 118 62 39 20 23%
15 Gamba 74 51 25 17 20%
18 Gamba 99 48 33 16 20%
18 Mid Dentale 91 38 21 8 12%
19 Dussafu East Gamba 89 44 30 14 26%
19 Dussafu East Mid Dentale 197 88 45 20 17%
26 Jedi West Gamba 89 53 29 17 27%
42 Hibiscus South Gamba 26 14 9 4 23%
49 Tchibobo West Gamba 37 25 13 8 14%
31 Mukombo Combined M'Bya/Lucina
143 81 23 12 13%
Outboard leads
A Gamba Lead 43 (Ruche SW) Gamba 44 27 15 9 14%
A Dentale Lead 5 Dentale 137 65 41 19 19%
B Gamba Lead 45 (Ruche SE) Gamba 54 34 18 11 14%
B Dentale Lead 4 Dentale 406 171 121 51 20%
C Dentale Lead 3 Dentale 307 157 92 47 19%
D Gamba Lead D1 Gamba 27 17 9 6 14%
D Gamba Lead D2 Gamba 14 9 5 3 14%
D Dentale Lead 1 Dentale 1643 698 493 209 17%
E Gamba Lead Gamba 75 50 25 16 14%
E Dentale Lead 2 Dentale 817 415 245 124 19%
F Dentale Lead 6
Dentale 800 369 241 111 15%
Exploration Prospects and Leads

Dussafu Outboard Leads
NYSE: HNR www.harvestnr.com

Dussafu outboard leads in relation to nearby
Dentale exploration activity
Total / Cobalt / Marathon drilling Diaman-1 targeting 250-
800 MMBO
Shell / CNOOC expected to drill 2 well in BC9/10 in 2013
Vaalco / Sasol / Sinopec drilling Ovoka-1 well targeting
140 MMBO
Acquiring 3D is key to de-risking outboard leads
Dussafu Outboard Leads
Based on 2D seismic
BC9/10
Diaman-1
At TD
250-800 MMBO
Ovoka
Drilling
140 MMBO
Lead A
30-50 MMBO
Lead C
50-100  MMBO
Lead F
110-250  MMBO
Lead E
140-270  MMBO
Lead B
60-140 MMBO
Lead D
200-500  MMBO

NYSE: HNR www.harvestnr.com

South Gabon Pre-Salt Structures
Tortue-1
Tortue Discovery (Harvest 2013)
Gamba & Dentale structures formed by listric normal
faults detaching on older Melania shale
Dentale consists of stacked lacustrine and fluvial deltaic
channel systems
Diaman Prospect (Total/Marathon/Cobalt)
Well targeted stacked Gamba & Dentale reservoirs
Large faulted anticline
Dussafu Outboard Leads (Harvest)
Defined by multiple 2D lines
Stacked Gamba and Dentale potential
Closures are larger than seen on inboard portion of
block
3 miles
Marathon Oil Investor Presentation
Top Salt
Top Gamba
Dentale
Marker
Madiela
3 miles
Dussafu Outboard
Lead D

Dussafu Potential Value, Net to Harvest
NYSE: HNR www.harvestnr.com

Exploration Program Mean
Risked Value: $947
$317
$167
$31
$35
$284
$663
$1,497
Contingent Resources
Mean Value: $550
Total Mean Value:
$1497
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Tortue Ruche Walt Whitman Moubenga Inboard Expl
Mean
Outboard Expl Total Resource
Mean Mean Value

NYSE: HNR www.harvestnr.com

Indonesia - Budong-Budong
611,943 acre PSC
71.5% WI - Onshore West Sulawesi
4 year extension to Jan 2017
Harvest became operator in April 2013
Proven Petroleum System
Lariang and Karama sub-basins
Source kitchen known
Extensive oil and gas seeps
Undrilled structures on seismic and surface
anticlines
LG-1 and KD-1 wells drilled in 2011-12
Oil and gas encountered in overpressured
sands
Farming Down
Madjene
Prospect
(MJN-1)
Prospect and Leads
Inventory
Mean
MMBO
Prospects (13) 660
Leads (10) In-progress
TOTAL 660
HNR LICENSE
BACK THRUST PROSPECTS/LEADS
FOLD BELT LEADS
STRATIGRAPHIC PROSPECTS/LEADS

Budong-Budong Madjene Prospect
NYSE: HNR www.harvestnr.com

Madjene Prospect
Thrusted anticline
Stacked reservoir targets
Pliocene and Miocene sands
96 MMBO total mean unrisked
reserves
MJN-1 well
1Q 2014
Unrisked Gross
Reserves
Mean
MMBO
P10
MMBO
COS
%
Pliocene 490 Sand 44 74 30%
Upper Miocene Sand 37 64 21%
Middle Miocene Sand 15 27 20%
TOTAL 96 165

Colombia Entry
NYSE: HNR www.harvestnr.com

HNR Farmin to VSM14 and VSM15 Blocks
Signed agreements with operators of blocks
Subject to approval of the Colombia ANH
HNR 75% operated interest in both blocks*
VSM 14 – 137,061 gross acres
VSM 15 – 105,721 gross acres
Phase 1 Exploration through Dec 2015
Investment Rationale
Compelling unconventional and conventional
potential
2000+ ft Cretaceous La Luna/Tetuan shales in
synclines from 5,000-12,000 ft depths
Thrust-related structures
Favorable political and fiscal environment
Favorable risk-reward
Nearby infrastructure
Emerging unconventional focus in Colombia
Harvest prior unconventional success
2 years of studies on international unconventional
Upper Magdalena Basin
VSM 15
VSM 14
La Hocha
Palermo
Oil Pipeline
* Harvest's acquisition of the Participating Interest and the transfer of operatorship on VSM14 and VSM15 are subject to the approval of the Colombia ANH
COLOMBIA
NEIVA
San Francisco
Dina
Tenay
Palo Grande
Caguan
Tello
Antares
Brisas
Balcon
Los Mangos
La Canada
20km

Cretaceous Shale Characteristics
NYSE: HNR www.harvestnr.com

VSM 15
VSM 14
1
2
Villeta
TOC 2%
50-70 feet net pay
10-16% porosity
30-50 MMBO/sq mile
La Luna
TOC 3%
100-220 feet net pay
8-14% porosity
50-70 MMBO/sq mile
Tetuan
TOC 3.7%
100-230 feet net pay
8-12% porosity
50-90 MMBO/sq mile
Total Cretaceous Section
TOC 2-3.7%
250-550 feet net pay
8-16% porosity
130-210 MMBO/sq mile
Villeta
faulted out
3
1,160’ gross
1
2,040’ gross
Cretaceous Shales
on or near blocks VSM14-15
Villeta
La Luna
Tetuan
2
1,750’ gross
Log analysis by NuTech Shale Vision
HC filled porosity Permeability
La Luna
Tetuan
3

NuTech Log Analysis Unconventional Reservoirs – Comparison NYSE: HNR www.harvestnr.com 19 Eagleford 1 1 La Luna Middle Mag Niobrara 3 3 Feet 100 200 300 350 0 VSM 14/15 La Luna VSM 14/15 Tetuan

Why Invest in Harvest?
NYSE: HNR www.harvestnr.com

Significant Valuation Gap
Currently trading at 1/3 of the after-tax proceeds from failed
Petrodelta sale
Trading at a discount to valuation of  contingent resources for existing discoveries in Dussafu Block in Gabon
Near-term development with first oil by first half 2015
High-impact exploration portfolio in pre-salt offshore
Two blocks onshore Colombia in government approval stage
Large scale potential in unconventional and conventional